                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2010.

                         /s/ Susan A. Buffum
                         -----------------------------
                         Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 2010.

                         /s/ Michael K. Farrell
                         -----------------------------
                         Michael K. Farrell

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of October, 2010.

                         /s/ Elizabeth M. Forget
                         -----------------------------
                         Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of October, 2010.

                         /s/ George Foulke
                         -----------------------------
                         George Foulke

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Jay S. Kaduson
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of October, 2010.

                         /s/ Jay S. Kaduson
                         -----------------------------
                         Jay S. Kaduson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                             Bennett D. Kleinberg
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2010.

                         /s/ Bennett D. Kleinberg
                         -----------------------------
                         Bennett D. Kleinberg

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Kevin J. Paulson
                      Director and Senior Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Kevin J. Paulson, a Director and Senior Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2010.

                         /s/ Kevin J. Paulson
                         -----------------------------
                         Kevin J. Paulson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                            Robert E. Sollmann, Jr.
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Sollmann, Jr., a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of October, 2010.

                         /s/ Robert E. Sollmann, Jr.
                         -----------------------------
                         Robert E. Sollmann, Jr.

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of October, 2010.

                         /s/ Paul A. Sylvester
                         -----------------------------
                         Paul A. Sylvester

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2010.

                         /s/ Jeffrey A. Tupper
                         -----------------------------
                         Jeffrey A. Tupper

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                           Vice President - Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President - Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

   . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File
       No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File
       No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File
       No. 333-125753, PrimElite III File No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648, Simple Solutions File No. 333-158514, MetLife Growth and Guaranteed Income File No. 333-161443, Class A File
       No. 333-164337, Class B File No. 333-164338, Series VA-4 File
       No. 333-169685 and Variable Annuity File No. 333-______),

   . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of November, 2010.

                         /s/ James J. Reilly
                         -----------------------------
                         James J. Reilly